SUPPLEMENTARY FINANCIAL STATEMENT INFORMATION (Details) - Schedule of Financial Expense, Net - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Schedule Of Financial Expense Net Abstract
Change in fair value of financial liabilities measured at fair value (including ELOC)	$ (1,150)	$ 86
Issuance costs	52	3
Loss upon entering Transactions	4,783	0
Interest income, net	(1)	(153)
Foreign currency exchange loss, net	247	453
Other	7	6
Total financial expense, net	$ 3,938	$ 395